UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2016

AG&E HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Illinois	1-8250	36-1944630
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4630 South Arville Street, Suite E, Las Vegas, NV 89103
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (702) 798-5752

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2016, on August 10, 2016, AG&E Holdings Inc. (the “Company”) commenced mailing a definitive proxy statement for its Special Meeting in Lieu of Annual Meeting of Shareholders (the “Meeting”) scheduled for September 14, 2016. On August 26, 2016, the Company mailed to certain of its shareholders that have not yet voted a letter regarding the upcoming Meeting. A copy of the letter is attached hereto as Exhibit 99.1.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material. The Company filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) on August 5, 2016. The definitive proxy statement contains important information about the Meeting and the proposals to be voted upon. BEFORE MAKING A VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSALS TO BE VOTED UPON. Shareholders can obtain copies of the proxy statement and other relevant materials and any other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of the proxy statement from the Company by contacting the Company’s Investor Relations Department by telephone at 702.798.5752, by mail to the Company, Attention: Investor Relations Department, 4630 South Arville Street, Suite E, Las Vegas, NV 89103, or by going to the Company’s Investor Relations page on its corporate website at www.agegaming.com.

Participants in the Proxy Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Meeting. Information concerning the ownership of the Company’s securities by the Company’s directors and executive officers is included in their SEC filings on Forms 3, 4, and 5, and additional information about the Company’s directors and executive officers is also available in the Company’s definitive proxy statement and its Form 10-K for the year ended December 31, 2015 filed with the SEC on March 30, 2016, and is supplemented by other public filings made, and to be made, with the SEC by the Company. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, is set forth in the definitive proxy statement that the Company filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

As described above, the following exhibit is filed as part of this report:

Exhibit No.	Description

99.1	Shareholder Letter, dated August 26, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG&E HOLDINGS INC.

By:	/s/ Anthony Spier
Name:	Anthony Spier
Title:	Chief Executive Officer

Date:     August 26, 2016